Exhibit 10.45

SIXTH COMMITMENT AMENDMENT TO

LOAN SALE AND SERVICING AGREEMENT

THIS SIXTH COMMITMENT AMENDMENT TO LOAN SALE AND SERVICING AGREEMENT (this “Sixth Amendment”), dated as of July 1, 2015, is entered into by and among BRFC-Q 2010 LLC, a Delaware limited liability company, as seller (the “Seller”), Quorum Federal Credit Union, a federally chartered credit union, as buyer (the “Buyer”), Vacation Trust, Inc., a Florida Corporation, as Club Trustee (the “Club Trustee”), U.S. Bank National Association, a national banking association, as custodian and paying agent (the “Custodian”), Bluegreen Corporation, a Florida corporation, as servicer (the “Servicer”), and Concord Servicing Corporation, an Arizona corporation, as backup servicer (the “Backup Servicer”).

RECITALS

WHEREAS, the Buyer, the Seller, the Servicer and the Backup Servicer have previously entered into that certain Loan Sale and Servicing Agreement, dated as of December 22, 2010, as amended by that certain Omnibus Amendment, dated as of May 3, 2011, and that certain Omnibus Amendment No. 2, dated as of June 30, 2015, and as further amended by that certain First Commitment Amendment, dated as of March 1, 2012, that Second Commitment Amendment, dated as of January 31, 2013 that Third Commitment Amendment dated as of April 1, 2014, that Fourth Commitment Amendment, dated as of November 1, 2014, that Fifth Commitment Amendment, dated as of December 23, 2014, and that First General Amendment, dated as of April 1, 2014 (as may be amended, supplemented or restated from time to time, the “Loan Sale and Servicing Agreement”).

WHEREAS, Standard Definitions are attached to the Loan Sale and Servicing Agreement at Annex A (the “Standard Definitions”).

WHEREAS, the parties hereto desire to modify the Loan Sale and Servicing Agreement as set forth in this Sixth Amendment.

WHEREAS, capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Sale and Servicing Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.          Amendment of Standard Definitions. The following definition shall replace the corresponding definition in the Standard Definitions:

“Commitment Period” and “Commitment Purchase Period” shall mean the period commencing on July 1, 2015 and continuing until June 30, 2017.

“Minimum Required Amount” shall mean, during the Commitment Period, fifty million dollars ($50,000,000.00).

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2.          Addition of new Section 2.6. Section 2.6 of the Loan Sale and Servicing Agreement is hereby added as follows:

SECTION 2.6. Determining Minimum Required Amount Availability. The amount of the Minimum Required Amount available on any given date shall be the difference between the Minimum Required Amount less the sum of the Net Investment Amount outstanding on such given date for (i) the BRFC-Q 2010 LLC and (ii) BBCV Receivables-Q 2010 LLC.

3.          Choice of Law and Venue. This Sixth Amendment shall be construed in accordance with the internal laws of the State of New York.

4.          Binding Effect. This Sixth Amendment shall inure to the benefit of and be binding upon the parties to this Sixth Amendment and their successors and assigns.

5.          Counterpart Execution. This Sixth Amendment may be executed in counterpart, and any number of copies of this Sixth Amendment which in the aggregate have been executed by all parties to this Sixth Amendment shall constitute one original.

6.          Time is of the Essence. Time is of the essence in the performance of the obligations in this Sixth Amendment.

7.          No Third Party Beneficiary. No third party shall be a beneficiary hereof.

[Signatures Appear on Next Page]

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IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date set forth above.

THE BUYER:	QUORUM FEDERAL CREDIT UNION

	By:	/s/ Bruno Sementilli
Bruno Sementilli,
President and CEO

THE SELLER:	BRFC-Q 2010 LLC

	By:	/s/ Allan J. Herz
Allan J. Herz
President and Assistant Treasurer

THE SERVICER:	BLUEGREEN CORPORATION

	By:	/s/ Anthony M. Puleo
Anthony M. Puleo
Senior Vice President, CFO &
Treasurer

THE BACKUP SERVICER:	CONCORD SERVICING CORPORATION

	By:	/s/ Sonja Yurkiw
Name: Sonja Yurkiw
Title: Vice President and General
Counsel

THE CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian and Paying Agent hereunder

	By:	/s/ Michelle Moeller
Printed Name: Michelle Moeller
Title: Vice President

THE CLUB TRUSTEE:	VACATION TRUST, INC.,
as Club Trustee

	By:	/s/ Constance G. Dodd
Constance G. Dodd
President, Treasurer and Secretary

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